SUBLEASE
                                    --------


     THIS SUBLEASE (this "Sublease") is made and entered into as of the 31st day of March, 2005, by and between GATEWAY, INC., a Delaware corporation (hereinafter called "Sublandlord"), and SPACEDEV, INC., a Colorado corporation
(hereinafter  called  "Subtenant");


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, by that certain Lease with reference date of May 14, 2001 (the "Prime Lease"), a copy of which Prime Lease is attached hereto as Exhibit "A" and by this reference made a part hereof, Harsch Investment Properties, LLC, successor to SDC Lincoln Business Center, Inc. (hereinafter, together with its succes-sors and assigns, called "Landlord"), leased to Sublandlord certain premises containing approximately 11,069 gross rentable square feet referred to as Suite 400 (the "Premises") in the building located at 12245 Kirkham Road (the "Building") in Poway, all as more specifically set forth in the Prime Lease; and

     WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord desires to sublease to Subtenant, the entire Premises, all upon the terms and subject to the conditions and provisions hereinafter set forth.

     NOW,  THEREFORE,  in  consideration  of  the  foregoing  and  of the mutual
cove-nants  and  promises  contained  herein  and  other   good   and   valuable
consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Sublandlord and Subten-ant hereby agree as follows:

     1. DEMISE; USE. Sublandlord hereby leases to Subtenant and Subtenant hereby leases from Sublandlord the Sublease Premises for the term and rental and upon the other terms and conditions hereinafter set forth, to be used and occupied by Subtenant solely for the purpose of general office, storage, shipping and receiving, warehouse use and related ancillary uses all as may be permitted under and subject to the Prime Lease and otherwise in compliance with applicable zoning rules, regulations and ordinances and all covenants, conditions  and  restrictions  of  record  and  for  no  other  use  or purpose.

     2.     TERM.  The  term  of this Sublease shall commence (the "Commencement
            ----
Date") on the later to occur or (i) the date upon which this Sublease is fully executed and the Landlord has delivered its consent hereto, and (ii) April, 1, 2005, unless sooner termi-nated pursuant to the provisions hereof, shall terminate on the earlier of (x) August 31, 2006 and (y) the prior termination of the Term of the Prime Lease. As used herein, the phrase "Lease Year" shall mean the twelve calendar month period commencing on the Commencement Date (as hereinafter defined) (or, if the Commencement Date is not the first day of a calendar month, then commencing on the first day of the calendar month during which the Commencement Date occurs) and each anniversary thereof, except that the last Lease Year may not be twelve calendar months and shall terminate on the last day of the term of this Sublease. Sublandlord and Subtenant hereby acknowledge and agree that in no event shall this Sublease be deemed an assignment of the Prime Lease, notwithstanding that the term of this Sublease extends to the expiration of the term of the Prime Lease.

Kirkham  Road  Sublease.doc          -  1  -
                                      PAGE

     3.     BASE  RENT.
            ----------

     (a) Commencing upon the Commencement Date, Subtenant shall pay to Sublandlord base annual rental (hereinafter called "Base Rent") for the Premises as follows:




                   ANNUAL BASE RENT    ANNUAL BASE RENT
                   RATE PER RENTABLE   (BASED ON 11,069        MONTHLY
TIME PERIOD . . .  SQUARE FOOT         RENTABLE SQUARE FEET)   INSTALLMENTS
-----------------  ------------------  ----------------------  -------------
First Lease Year.  $             7.20  $            79,696.80  $    6,641.40
-----------------  ------------------  ----------------------  -------------
Second Lease Year  $             7.42  $          82,131.98**  $    6,844.33
-----------------  ------------------  ----------------------  -------------





**The parties acknowledge and agree that the second Lease Year is not a full calendar year and that Annual Base Rent for the second Lease Year has been set forth for illustrative purposes only.

Each such installment shall be due and payable in advance on the fifth day prior to the first day of each calendar month of the term hereof. If the term of this Sublease commenc-es on a day other than the first day of a month or ends on a day other than the last day of a month, Base Rent for such month shall be prorated; prorated Base Rent for any such partial first month of the term hereof shall be paid on the date on which the term commences. Notwithstanding anything in this Sublease to the contrary, Subtenant shall pay to Sublandlord the first monthly installment of Base Rent due under this Sublease upon the execution and delivery of this Sublease by Subtenant to Sublandlord.

     (a) All Base Rent and additional rent shall be paid without setoff or deduction whatsoever and shall be paid to Sublandlord at the following address:
Real Estate Administration, Gateway, Inc., 610 Gateway Drive Y91, North Sioux City, South Dakota 97049 or at such other place as Sublandlord may designate by notice to Subtenant.

     4.     ADDITIONAL  RENT;  PAYMENTS;  INTEREST.

     a) Except for "Annual Rent" (as such term is defined Section 3 of the Prime Lease and for the payment of which Subtenant shall have no obligation under this Sublease), Subtenant shall also pay to Sublandlord all other amounts payable by Sublandlord under the Prime Lease which are attribut-able to the Sublease Premises or attributable to Subtenant, its agents, employees, customers or invitees, including, without limitation, the payment of Direct Expenses and Taxes , as set forth in Section 4 of the Prime Lease, and utilities, as set forth in Section 13 of the Prime Lease. By way of example and not by way of limitation, charges by Landlord for costs incurred by Landlord in repairing damage to the Building caused by an employee of Subtenant, increased insurance premiums due as a result of Subtenant's use of the Sublease Premises, and amounts expended or incurred by Landlord on account of any default by Subtenant which gives rise to a default under the Prime Lease would be amounts payable by Subtenant pursuant to this Subsection 4(a).

Kirkham  Road  Sublease.doc          -  2  -
                                      PAGE

     (b) Each amount due to pursuant to Subsection 4(a) above and each other amount payable by Subtenant hereunder, unless a date for payment of such amount is provided for elsewhere in this Sublease, shall be due and payable on the fifth day following the date on which Landlord or Sublandlord has given notice to Subtenant of the amount thereof, but in no event later than the date on which any such amount is due and payable under the Prime Lease.

     (c) All amounts other than Base Rent payable to Sublandlord under this Sublease shall be deemed to be additional rent due under this Sublease. All past due installments of Base Rent and additional rent shall bear interest from the date due until paid at the rate per annum equal to five percent (5%) in excess of the Prime Rate (as hereinafter defined) in effect from time to time, which rate shall change from time to time as of the effective date of each change in the Prime Rate, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged. For the purposes of this Sublease, the term "Prime Rate" shall mean the rate of interest announced from time to time by Bank One as its prime or corporate base rate.

     (d) Subtenant shall pay Landlord on the due dates for services requested by Subtenant which are billed by Landlord directly to Subtenant rather than Sublandlord.

     5.  CONDITION  OF  SUBLEASE  PREMISES  AND  CONSTRUCTION  OF  IMPROVEMENTS.

Subtenant hereby acknowledges and agrees that it is to demise the Sublease Premises in an "as-is" condition and Subtenant's taking possession of the Sublease Premises shall be conclusive evidence as against Subtenant that the Sublease Premises were in good order and satisfac-tory condition when Subtenant took possession. No promise of Sublandlord to alter, remodel or improve the Sublease Premises, and no representation respecting the condi-tion of the Sublease Premises have been made by Sublandlord to Subtenant except to the extent expressly set forth in this Sublease. Upon the expiration of the term hereof, or upon any earlier termination of the term hereof or of Subtenant's right to possession, Subtenant shall surrender the Sublease Premises in at least as good condition as at the commencement of the term of this Sublease, ordinary wear and tear excepted.

     6.     THE  PRIME  LEASE.

     (a) This Sublease and all rights of Subtenant hereunder and with respect to the Sublease Premises are subject to the terms, conditions and provisions of the Prime Lease. Subtenant hereby assumes and agrees to perform faithfully and be bound by, with respect to the Sublease Premises, all of Sublandlord's obligations, cove-nants, agreements and liabilities under the Prime Lease and all terms, condi-tions, provisions and re-strictions contained in the Prime Lease except:

               (i) for the payment of "Rental" (as such term is defined in paragraph 2 of the Prime Lease);

Kirkham  Road  Sublease.doc          -  3  -
                                      PAGE

               (ii) that Subtenant shall not have any obliga-tions to con-struct or install tenant improvements except as may be provided herein; and

               (iii)  that  the  following  provisions of the Prime Lease do not apply to this Sublease: any provisions in the Prime Lease allowing or purporting to allow Subland-lord any rent conces-sions or abatements or construc-tion allowances, any provisions allowing Sublandlord to extend or renew the term of the Prime Lease, any provisions of the Prime Lease granting any option to purchase or lease the Building or any other space in the Project.

     (b)     Without  limitation  of  the  foregoing:

               (i) Subtenant shall not make any changes, alterations or additions in or to the Sublease Premises except as otherwise expressly provided herein on Exhibit B. In connection therewith, Sublandlord and Subtenant acknowledge and agree that Subtenant desires to make certain alterations, additions and/or improvements to the Premises following its occupancy thereof. In connection with such work (hereinafter referred to as the "Subtenant Work"), such work shall be performed at the sole cost and expense of Subtenant and shall strictly conform to all the terms and provisions of the Prime Lease. Subtenant shall obtain the approval of both the Landlord and Sublandlord with respect to any and all aspects of the Subtenant Work prior to commencing same. Subtenant shall not be required to remove or otherwise reverse any changes, alterations or additions at the end of the Sublease, provided Landlord and Sublandlord have approved the changes, alterations or additions as stated above, and all changes, alterations or additions will become the property of Landlord or Sublandlord at the end of the Sublease unless further arrangements are made between Subtenant and Landlord to continue Subtenant's occupancy of the Premises.

Kirkham  Road  Sublease.doc          -  4  -
                                      PAGE

               (ii) If  Subtenant desires to take any other action and the Prime
                    Lease would require that Sublandlord obtain the consent of Landlord before undertaking any action of the same kind, Subtenant shall not undertake the same without the prior written consent of Sublandlord. Sublandlord may condition its consent on the consent of Landlord being obtained and may require Subtenant to contact Landlord directly for such consent;

               (iii)  All  rights  given  to  Landlord  and   its   agents   and
                    repre-sentatives by the Prime Lease to enter the Sublease Premises shall inure to the benefit of Sublandlord and their respective agents and representa-tives with respect to the Sublease Premises;

               (iv) Sublandlord  shall  also  have  all  other  rights,  and all privileges, options, reservations and remedies, grant-ed or allowed to, or held by, Landlord under the Prime Lease;

               (v) Subtenant shall maintain insurance of the kinds and in the amounts required to be maintained by Sublandlord under the Prime Lease. All policies of liability insur-ance shall name as additional insureds the Landlord and Sublandlord and their respective officers, direc-tors or partners, as the case may be, and the respec-tive agents and employ-ees of each of them; and

               (vi) Subtenant shall not do anything or suffer or permit anything to be done which could result in a default under the Prime Lease or permit the Prime Lease to be canceled or terminated.

     (c) Notwithstanding anything contained herein or in the Prime Lease which may appear to be to the contrary, Sublandlord and Subtenant hereby agree as follows:

               (i) Subtenant shall not assign, mortgage, pledge, hypoth-ecate or otherwise transfer or permit the transfer of this Sublease or any interest of Subtenant in this Sub-lease, by operation of law or otherwise, or permit the use of the Sublease Premises or any part thereof by any per-sons other than Subtenant and Subtenant's employees, or sublet the Sublease Premises or any part thereof;

               (ii) neither  rental  nor other payments hereunder shall abate by reason of any damage to or destruction of the Sublease Premises, the Premises, or the Building or any part thereof, unless, and then only to the extent that, rental and such other payments actually abate under the Prime Lease with respect to the Sublease Premises on account of such event;

Kirkham  Road  Sublease.doc          -  5  -
                                      PAGE


               (iii)  Subtenant  shall  not have any right to any portion of the proceeds of any award for a condemna-tion or other taking, or a conveyance in lieu thereof, of all or any portion of the Building, the Premises or the Sublease Premises;

               (iv) Subtenant  shall  not  have  any  right  to exercise or have
                    Sublandlord exercise any option under the Prime Lease, including, without limitation, any option to extend the term of the Prime Lease or lease addi-tional space; and

               (v) In the event of any conflict between the terms, con-ditions and provisions of the Prime Lease and of this Sublease, the terms, conditions and provisions of this Sublease shall, in all instances, govern and control.

     (d) It is expressly understood and agreed that Sublandlord does not assume and shall not have any of the obligations or liabilities of Landlord under the Prime Lease and that Sublandlord is not making the representations or war-ranties, if any, made by Landlord in the Prime Lease. With respect to work, ser-vices, repairs and restoration or the performance of other obligations required of Landlord under the Prime Lease, Sublandlord's sole obligation with respect thereto shall be to request the same, upon written request from Subtenant, and to use reasonable efforts, at Subtenant's sole cost and expense, to obtain the same from Landlord. Sublandlord shall not be liable in damages, nor shall rent abate hereunder, for or on account of any failure by Landlord to perform the obligations and duties imposed on it under the Prime Lease. Sublandlord and Subtenant acknowledge and agree that any repair, maintenance and/or replacement obligations with respect to the Sublease Premises which are the responsibility of the Sublandlord, as tenant under the Prime Lease, shall be performed by Subtenant at Subtenant's sole cost and expense. In the event that a condition exists in the Sublease Premises that Landlord is obligated to repair under the terms of the Prime Lease, Subtenant shall so advise Sublandlord, and Sublandlord, in turn, shall promptly advise Landlord thereof. At Subtenant's request, in the event that Landlord fails to fulfill any repair or maintenance obligation under the terms of the Prime Lease with respect to the Sublease Premises, Sublandlord shall use its reasonable efforts to have Landlord fulfill such repair and maintenance obligations, all of which reasonable efforts shall at be Subtenant's sole cost and expense.

Kirkham  Road  Sublease.doc          -  6  -
                                      PAGE

     (e) Nothing contained in this Sublease shall be construed to create privity of estate or contract between Subtenant and Landlord, except the agree-ments of Subtenant in Sections 10 and 11 hereof in favor of Landlord, and then only to the extent of the same.

     7.     DEFAULT  BY  SUBTENANT.

     (a)     Upon  the  happening  of  any  of  the  following:

               (i) Subtenant fails to pay any Base Rent within five (5) days after the date it is due;

               (ii) Subtenant  fails  to pay any other amount due from Subtenant hereunder and such failure continues for three (3) days after notice thereof from Sublandlord to Subten-ant;

               (iii)  Subtenant  fails to perform or observe any other cove-nant or agreement set forth in this Sublease and such failure continues for seven (7) days after notice thereof from Sublandlord to Subtenant; or

               (iv) any  other  event  occurs  which  involves  Subtenant or the
                    Sublease Premises and which would constitute a default under the Prime Lease if it involved Sublandlord or the Premises;

Subtenant shall be deemed to be in default hereunder, and Sublandlord may exer-cise, without limitation of any other rights and remedies available to it hereunder or at law or in equity, any and all rights and remedies of Landlord set forth in the Prime Lease in the event of a default by Sublandlord thereunder.

     (b) In the event Subtenant fails or refuses to make any payment or perform any covenant or agreement to be performed hereunder by Subtenant, Sublandlord may make such payment or undertake to perform such covenant or agreement (but shall not have any obligation to Subtenant to do so). In such event, amounts so paid and amounts expended in undertaking such perfor-mance, together with all costs, expenses and attorneys' fees incurred by Sublandlord in connection therewith, shall be additional rent hereunder.

     8. NONWAIVER. Failure of Sublandlord to declare any default or delay in tak-ing any action in connection therewith shall not waive such default. No receipt of moneys by Sublandlord from Subtenant after the termination in any way of the term or of Subtenant's right of possession hereunder or after the giving of any notice shall rein-state, continue or extend the term or affect any notice given to Subtenant or any suit commenced or judgment entered prior to receipt of such moneys.

Kirkham  Road  Sublease.doc          -  7  -
                                      PAGE

     9.     CUMULATIVE  RIGHTS  AND  REMEDIES.  All  rights   and  remedies   of
Sublandlord under this Sublease shall be cumulative and none shall exclude any other rights or reme-dies allowed by law.

     10.     WAIVER  OF  CLAIMS  AND  INDEMNITY.

     (a) Subtenant hereby releases and waives any and all claims against Landlord and Sublandlord and each of their respective officers, directors, part-ners, agents and employees for injury or damage to person, property or business sustained in or about the Building, the Premises, or the Sublease
Premises by Subtenant other than by reason of gross negligence or willful misconduct and except in any case which would render this release and waiver void under law.

     (b) Subtenant agrees to indemnify, defend and hold harm-less Landlord and Sublandlord and each of their respective officers, directors, partners, agents and employees, from and against any and all claims, demands, costs and expenses of every kind and nature, including attorneys' fees and litigation expenses, arising from Subten-ant's use and occupancy of the Sublease Premises, Subtenant's construction of any leasehold improvements in the Sublease Premises, any release, discharge, storage, production, use or disposal of hazardous substances in the Sublease Premises, the installation, maintenance, repair and/or removal of any and all signage installed by Subtenant, or from any breach or default on the part of Subtenant in the performance of any agreement or covenant of Subtenant to be performed or performed under this Sublease or pursuant to the terms of this Sub-lease, or from any act or neglect of Subtenant or its agents, officers, employees, guests, servants, invitees or customers in or about the Sublease Premises. In case any such proceeding is brought against any of said indemnified parties, Subtenant covenants, if re-quested by Sublandlord, to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Sublandlord.

     11. WAIVER OF SUBROGATION. Anything in this Sublease to the contrary notwith-standing, Sublandlord and Subtenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other and the officers, directors, part-ners, agents and employees of each of them, and Subtenant hereby waives any and all rights of recovery, claims, actions or causes of action against Landlord and its agents and employees for any loss or damage that may occur to the Sublease Premises or the Premises, or any improvements thereto, or any personal property of any person therein or in the Building, by reason of fire, the elements or any other cause insured against under valid and collectible fire and extended coverage insurance poli-cies, regardless of cause or origin, including negligence, except in any case which would render this waiver void under law, to the extent that such loss or damage is actually recovered under said insurance policies.

     12. BROKERAGE COMMISSIONS. Each party hereby represents and warrants to the other that other than CB Richard Ellis, Inc. (agent for Sublandlord) and CMN, Inc., d/b/a Colliers International (as exclusive agent for Subtenant), it has had no dealings with any real estate broker or agent in connection with this Sublease, and that it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublandlord shall pay a commission to CB Richard Ellis, Inc. and to CMN, Inc. pursuant to separate agreement with each party. Each party agrees to protect, defend, indemnify and hold the other harmless from and against any and all claims inconsistent with the foregoing representations and warranties for any brokerage, finder's or similar fee or commission in connection with this Sublease, if such claims are based on or relate to any act of the indemnifying party which is contrary to the foregoing representations and warranties.

Kirkham  Road  Sublease.doc          -  8  -
                                      PAGE

     13. SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon and inure to the benefit of the successors and assigns of Sublandlord and shall be binding upon and inure to the benefit of the successors of Subtenant and, to the extent any such assign-ment may be approved, Subtenant's assigns. The provisions of Subsection 6(e) and Sections 10 and 11 hereof shall inure to the benefit of the successors and assigns of Landlord.

     14. ENTIRE AGREEMENT. This Sublease contains all the terms, covenants, con-ditions and agreements between Sublandlord and Subtenant relating in any manner to the rental, use and occupancy of the Sublease Premises. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect. The terms, covenants and conditions of this Sublease cannot be altered, changed, modified or added to except by a written instrument signed by Sublandlord and Subtenant.

     15.     NOTICES.

     (a) In the event any notice from the Landlord or otherwise relating to the Prime Lease is delivered to the Sublease Premises or is otherwise received by Subtenant, Subtenant shall, as soon thereafter as possible, but in any event within twenty-four (24) hours, deliver such notice to Sublandlord if such notice is written or advise Sublandlord thereof by telephone if such notice is oral.

     (b) Notices and demands required or permitted to be given by either party to the other with respect hereto or to the Sublease Premises shall be in writing and shall not be effective for any purpose unless the same shall be served either by personal delivery with a receipt requested, by overnight air courier service or by United States certified or registered mail, return receipt requested, postage pre-paid; provided, however, that all notices of default shall be served either by per-sonal delivery with a receipt requested or by overnight air courier service, addressed as follows:

Kirkham  Road  Sublease.doc          -  9  -
                                      PAGE



          if  to  Sublandlord:              GATEWAY,  INC.
                                            Real  Estate  Administration
                                            610  Gateway  Drive  Y91
                                            North Sioux City, South Dakota 97049

                                            and

                                            GATEWAY,  INC.
                                            7565  Irvine  Center  Drive
                                            Irvine,  CA  92618
                                            Attn:  General  Counsel

          if  to  Subtenant:                SPACEDEV,  INC.
                                            13855  Stowe  Drive
                                            Poway,  CA  92064
                                            Attn: Richard B. Slansky,  President


Notices and demands shall be deemed to have been given two (2) days after mailing, if mailed, or, if made by personal delivery or by overnight air courier service, then upon such delivery. Either party may change its address for receipt of notices by giving notice to the other party.

     16. AUTHORITY OF SUBTENANT, ETC. Subtenant represents and warrants to Sublandlord that this Sublease has been duly author-ized, executed and delivered by and on behalf of Subtenant and constitutes the valid, enforceable and binding agreement of Subtenant and of each party constituting Subtenant, each of whom shall be jointly and severally liable hereunder in accordance with the terms hereof.

     17. LIMITATION ON LIABILITY. Sublandlord shall not be liable for personal injury or property damage to Subtenant, its officers, agents, employees, invitees, guests, licensees or any other person in the Sublease Premises, regardless of how such injury or damage may be caused. Any property of Subtenant kept or stored in the Sublease Premises shall be kept or stored at the sole risk of Subtenant. Subtenant shall hold Sublandlord harmless from any claims arising out of any personal injury or property damage occurring in the Sublease Premises, including subrogation claims by Subtenant's insurance carrier(s).

     18.     CONSENTS;  APPROVALS;  AND  DEFINITIONS.   In  any  instance  when
Sublandlord's consent or approval is required under this Sublease, Sublandlord's refusal to consent to or approve any matter or thing shall be deemed reasonable if, among other matters, such consent or approval is required under the provisions of the Prime Lease incorporated herein by reference but has not been obtained from Landlord. Except as otherwise provided herein, Sublandlord shall not unreasonably withhold or delay its consent to or approval of a matter if such consent or approval is required under the provisions of the Prime Lease and Landlord has consented to or approved of such matter. If Subtenant shall seek the approval by or consent of Sublandlord and Sublandlord shall fail or refuse to give such consent or approval, Subtenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublandlord, it being agreed that Subtenant's sole remedy in connection with an alleged wrongful refusal or failure to approve or consent shall be an action for injunction or specific performance shall be available only in those cases where Sublandlord shall have expressly agreed in this Sublease not to unreasonably withhold or delay its consent. Any and all defined terms which are used herein shall have the same meaning as ascribed thereto in the Prime Lease, unless otherwise defined in this Sublease.

Kirkham  Road  Sublease.doc          - 10 -
                                      PAGE

     19. EXAMINATION. Submission of this instrument for examination or signature by Subtenant does not constitute a reservation of or option for the Sublease Premises or in any manner bind Sublandlord, and no lease, sublease or obligation on Sublandlord shall arise until this instrument is signed and delivered by Sublandlord and Subtenant; provided, however, that the execution and delivery by Subtenant of this Sublease to Sublandlord shall constitute an irrevocable offer by Subtenant to sublease the Sublease Premises on the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such deliv-ery.

     20.     SECURITY  DEPOSIT.  Simultaneously  with   the  execution  of  this
Sublease, Subtenant shall deposit with Sublandlord as security for the performance by Subtenant of the terms of this Sublease the sum of SIX THOUSAND SIX HUNDRED FORTY ONE and 40/100ths DOLLARS ($6,641.40) (the "Security Deposit"). The Security Deposit shall be held by Sublandlord free of trust and may be commingled with other (including, but not limited to, Sublandlord's own) funds, and Subtenant shall not be entitled to receive interest earned thereon, if any. Sublandlord may use or apply on Subtenant's behalf or retain (without liability for interest) during the Sublease Term the whole or any part of the Security Deposit to the extent required for the payment of any Rent or other sums as to which Subtenant may be liable hereunder or for any sums to which Sublandlord may be entitled by reason of Subtenant's default in respect of any of the terms of this Sublease, including, but not limited to, any deficiency or damage incurred in repairing the Premises. After each application from (or expiration of) Subtenant's Security Deposit, Subtenant shall upon demand replenish said Security Deposit to the amount hereinabove set forth. Under no circumstances shall the amount of the Security Deposit limit the amount to which Sublandlord may be entitled under this Sublease by way of damages or otherwise, nor is such amount intended to be or represent a liquidated damage amount, but is merely an amount which may be applied on account towards any amounts due Sublandlord and unpaid under this Sublease. Provided Subtenant shall comply with all of the terms of this Sublease, the Security Deposit shall be promptly returned to Subtenant upon termination of this Sublease and after proper and timely surrender of possession of the Premises to Sublandlord.

     21. PARKING. During the term of this Sublease, at no additional cost or expense to such parties (other than the costs expressly set forth in this Sublease or imposed under the Prime Lease), Subtenant and its employees shall be entitled to use all of the parking rights granted to Sublandlord as tenant under the Prime Lease. Subtenant acknowledges and agrees that its right to use such parking area shall be upon the terms and conditions set forth in the Prime Lease, including, without limitation, any and all rules and regulations promulgated by Landlord with respect thereto.

Kirkham  Road  Sublease.doc          - 11 -
                                      PAGE


     22. SIGNAGE. Subject to all the terms and conditions of this Sublease and the Prime Lease, Subtenant shall be permitted to utilize all of the exterior building signage permitted Sublandlord with respect to the Building, as tenant under the Prime Lease, subject to obtaining any and all governmental and other approvals and obtaining Landlord's and Sublandlord's consent hereto. Subtenant's right to so install such signage shall be at Subtenant's sole cost and expense and shall require the prior written consent of Sublandlord and Landlord as to the design, size, location and manner of installation of same. Upon the expiration of the term of this Sublease or the earlier termination hereof, Subtenant shall remove any such signage and repair any damage caused by same. Such agreement by Subtenant shall survive the expiration of the term of this Sublease or the earlier expiration hereof.


     IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the date aforesaid.

                                            SUBLANDLORD:

                                            GATEWAY,  INC.
                                            a  Delaware  corporation


                                            By:  /s/ G.W Jaquess
                                            ----------------------
                                            Name:  G.  W.  Jaquess
                                            Title:  Sr.  Director


                                            SUBTENANT:

                                            SPACEDEV,  INC.
                                            a  Colorado  corporation


                                            By: /s/ Richard B. Slansky
                                            ----------------------------
                                            Name:  Richard B. Slansky
                                            Title:  President &
                                                    Chief Financial Officer

Kirkham  Road  Sublease.doc          - 12 -
                                      PAGE

STATE  OF  CALIFORNIA          )
                               )  SS:
COUNTY  OF  ORANGE             )

     On this 4 day of April, 2005, before me, the undersigned Notary Public in and for said County and State, personally appeared Garrison Jaquess as Sr.
Director of Gateway. Inc., a Deleware Corporation who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed. He is personally known to me and did not take an oath. In witness whereof, I have hereunto set my hand and official seal the day and year last above written.


                                        Notary  Public    /s/ Sara Fisher
                                        Printed/Typed  Name:  Sara Fisher
                                        Commission  No.:  1364336
                                        My  commission  expires: July 11, 2006

STATE  OF  CALIFORNIA           )
                                )  SS:
COUNTY  OF  SAN  DIEGO          )


     On this 1st day of April, 2005, before me, the undersigned Notary Public in and for said County and State, personally appeared Richard B. Slansky as President of SpaceDev, Inc., a Colorado corporation, who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed. He has produced his California Drivers License as identification and did take an oath. In witness whereof, I have hereunto set my hand and official seal the day and year last above written.


                                        Notary  Public   /s/ David Brian Engblom
                                        Printed/Typed  Name: David Brian Engblom
                                        Commission  No.:  1325958
                                        My  commission  expires:  Oct. 19, 2005


Kirkham  Road  Sublease.doc          - 13 -
                                      PAGE



                                    EXHIBIT A
                                    ---------
                                   PRIME LEASE
                                   -----------

                                       C-1
Phase  2  30160.KIRKHAM  ROAD  SUBLEASE.DOC

                                     ------
                                    EXHIBIT B
                                    ---------

                       CHANGES, ALTERATIONS OR  ADDITIONS
                       ----------------------------------



Subtenant will remove the chain-link fence currently located in the warehouse,add power to the facility at their own cost and distribute it along two walls and have one or two drop cords in the center of the warehouse area.


                                       C-2
Phase  2  30160.KIRKHAM  ROAD  SUBLEASE.DOC